EXHIBIT 4


                           Joint Filing Agreement

     The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $0.0001 per share, of United Auto Group, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:  April 22, 1999

                              INTERNATIONAL MOTOR CARS GROUP I, L.L.C.

                                    By:  PENSKE CAPITAL PARTNERS, L.L.C.
                                         Its Managing Member


                                         By: /s/ James A. Hislop
                                             ------------------------------
                                             James A. Hislop
                                             Managing Member


                              INTERNATIONAL MOTOR CARS GROUP II, L.L.C.

                                    By:  PENSKE CAPITAL PARTNERS, L.L.C.
                                         Its Managing Member


                                         By: /s/ James A. Hislop
                                             ------------------------------
                                             James A. Hislop
                                             Managing Member


                              PENSKE CAPITAL PARTNERS, L.L.C.


                                    By:  /s/ James A. Hislop
                                         ------------------------------
                                         James A. Hislop
                                         Managing Member



                              /s/ James A. Hislop
                              ------------------------------
                              James A. Hislop



                              /s/ Roger S. Penske
                              ------------------------------
                              Roger S. Penske